UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025 (December 2, 2024)

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 2, 2024, Addus HomeCare Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that, on December 2, 2024, Addus HealthCare, Inc., an Illinois corporation (“Addus HealthCare”), a wholly-owned subsidiary of the Company, completed its acquisition of the personal care business (the “Acquired Business”) of Curo Health Services, LLC, a Delaware limited liability company, which does business as Gentiva (“Gentiva”). The financial statements of KAH Hospice Company-Personal Care are in Exhibit 99.1 and we refer to KAH Hospice Company-Personal Care as Gentiva. This Current Report on Form 8-K/A amends the Original Form 8-K to include Item 9.01 set forth below and provide the audited financial statements of the Acquired Business as of, and for the year ended December 31, 2023, the unaudited financial statements of the Acquired Business as of, and for the nine month period ended, September 30, 2024 and the unaudited pro forma combined financial statements as of, and for the nine month period ended, September 30, 2024, and for the year ended December 31, 2023. All other disclosures contained in the Original Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited combined financial statements of KAH Hospice Company-Personal Care as of, and for the year ended, December 31, 2023, are filed herewith as Exhibit 99.1 to this report and incorporated herein by reference.

The historical unaudited condensed combined financial statements of KAH Hospice Company-Personal Care for the nine months ended September 30, 2024, are filed herewith as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements as of December 31, 2023, and for the nine month period ended, September 30, 2024, are filed herewith as Exhibit 99.3 to this report and incorporated herein by reference.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, an independent registered public accounting firm, with respect to the audited financials of Gentiva

99.1	Audited combined financial statements of KAH Hospice Company-Personal Care as of, and for the year ended, December 31, 2023, the related notes and the related independent auditors’ report

99.2	Unaudited condensed combined financial statements of KAH Hospice Company-Personal Care for the nine months ended September 30, 2024

99.3	Unaudited pro forma combined financial information and the related notes

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: February 14, 2025	By	/s/ Brian Poff
Brian Poff
Chief Financial Officer